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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549







                                      FORM 8-K







                                   CURRENT REPORT







                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934





                  Date of Report (Date of earliest event reported)
                                 December 22, 1997





                         FIRST PLACE FINANCIAL CORPORATION
               -------------------------------------------------------
               (Exact name of registrant as specified in its charter)





          New Mexico                 0-25956               85-0317365
-------------------------------    ------------        -------------------
(State or other jurisdiction of    (Commission           (I.R.S Employer
incorporation or organization)     file number)        Identification No.)




100 East Broadway, Farmington, New Mexico                    87401
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Address of principal executive offices                      Zip Code



Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------


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ITEM 5.   OTHER EVENTS
          ------------

          News release dated December 22, 1997, announcing that First National Bank of Farmington has filed an application with the Office of the Comptroller of the Currency to establish a branch bank in Kirtland, New Mexico.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  EXHIBITS

          News release from First Place Financial Corporation dated December 22, 1997.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST PLACE FINANCIAL CORPORATION
                                                  (Registrant)


Date:  January 6, 1998                 /s/ James D. Rose
       ---------------                 -------------------------------------
                                       President and Chief Operating Officer